Exhibit 10.2

November 24, 2014

Albemarle Corporation
451 Florida Street
Baton Rouge, Louisiana 70801

Re:
Credit Agreement, dated as of February 7, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Albemarle Corporation, a Virginia corporation (the “Company”), the other Borrowers party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement described above.  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

Notwithstanding anything to the contrary contained in Section 8.07 of the Credit Agreement, the Required Lenders hereby consent to the Guarantee by one or more Subsidiaries of (i) the Specified Senior Notes so long as the Company is in compliance with Section 7.12 of the Credit Agreement, (ii) that certain Credit Agreement, dated as of August 15, 2014, among the Company, the lenders party thereto and Bank of America, N.A., as administrative agent and (iii) that certain Credit Agreement to be dated on or about November 25, 2014, among the Company, the lenders party thereto and Bank of America, N.A., as administrative agent.

The consent contained herein is a one-time consent, is expressly limited to the purposes and matters set forth herein.  Nothing contained herein shall constitute a waiver or modification of any other rights or remedies the Administrative Agent or any Lender may have under any Loan Document or applicable Law.  The Credit Agreement shall remain in full force and effect according to its terms (as modified by this letter).

This letter may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart by facsimile or other secure electronic format (.pdf) shall be as effective as an original.  This letter shall become effective upon the Administrative Agent’s receipt of counterparts hereof duly executed by the Required Lenders and the Borrowers.

This letter shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Rittelmeyer
Name:	Robert Rittelmeyer
Title:	Vice President

ALBEMARLE CORPORATION
CONSENT LETTER (REVOLVER)

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Darren Bielawski
Name:	Darren Bielawski
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ John Kushnerick
Name:	John Kushnerick
Title:	Vice President

BNP PARIBAS, as a Lender

By:	/s/ Mike Shryock
Name:	Mike Shryock
Title:	Managing Director

By:	/s/ Mike Hoffman
Name:	Mike Hoffman
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Mark Campbell
Name:	Mark Campbell
Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ William McGinty
Name:	William McGinty
Title:	Director

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Ashley Walsh
Name:	Ashley Walsh
Title:	Director

ALBEMARLE CORPORATION
CONSENT LETTER (REVOLVER)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Steven Dixon
Name:	Steven Dixon
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jean-Philippe Huguet
Name:	Jean-Philippe Huguet
Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christian S. Brown
Name:	Christian S. Brown
Title:	Senior Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Sara Bravo McCaulay
Name:	Sara Bravo McCaulay
Title:	Vice President

WHITNEY BANK, as a Lender

By:	/s/ Mark R. Phillips
Name:	Mark R. Phillips

ALBEMARLE CORPORATION
CONSENT LETTER (REVOLVER)

ACCEPTED AND AGREED AS OF THE DATE SET FORTH ABOVE:

COMPANY:	ALBEMARLE CORPORATION, a Virginia corporation

	By:	/s/ Scott Tozier
	Name:	Scott Tozier
	Title:	Sr. VP and CFO

BELGIAN BORROWER	ALBEMARLE GLOBAL FINANCE COMPANY SCA By: ALBEMARLE EUROPE SPRL, as unlimited partner

	By:	/s/ Annemie Donkers
	Name:	Annemie Donkers
	Title:	Director

ALBEMARLE CORPORATION
CONSENT LETTER (REVOLVER)